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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: March 27, 2002

LOTUS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24999	52-1947160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
18200 Von Karman Avenue, Suite 730, Irvine, CA (Address of Principal executive offices)	92612 (Zip Code)

Registrant's telephone number, including area code: (949) 475-1880

        Registrant's Current Report on Form 8-K as filed with the Commission on March 26, 2002 (the "Original Form 8-K"), is hereby supplemented as follows:

Item 4. Changes in Registrant's Certifying Accountant.

        (a) Previous independent accountant.

        Attached is a copy of the letter received by the Registrant from Larson, Allen, Weishair & Co. addressed to the Securities and Exchange Commission as to its views on the statements of the Registrant in the Original Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits

        Exhibit 16.1 Letter of Larson, Allen, Weishair & Co. dated March 26, 2002.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOTUS PACIFIC, INC. (Registrant)
Date: March 27, 2002	By:	/s/ YONG YAN Yong Yan President, CEO and CFO

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SIGNATURES